Exhibit 99.1





                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                              }        CASE NUMBER
                                    }        02-10835
                                    }
The NewPower Company, et. al.       }        JUDGE    W. Homer Drake, Jr.
                                    }
DEBTORS                             }        CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                            FROM 4/30/04 TO 5/31/04

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                             Paul Ferdinands
                                             --------------------------
                                             Attorney for Debtor

Debtor's Address                             Attorney's Address
and Phone Number                             and Phone Number

93 Cherry Street                             191 Peachtree St.
New Canaan, Ct 06840                         Atlanta, GA 30303
Tel: (203) 966-1881                          Tel: (404) 572-4600



NewPower Holdings, Inc.
Case Number:  02-10835                                 Post Petition
                                                            Totals
For Period from April 30, 2004 through May 31, 2004

Opening Cash Balance -4/30/04                          $       93,864  (Concentration Account)

Inflows:
Customer Collections
Collateral Returned
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other                                91
----------------------------------------------------------------------
Total Inflows                                                      91
-----------------------------------------------------------------------------------------------------

                                                                        Distribution of Outflows
Outflows:                                                              NewPower          The NewPower
Post Petition:                                                       Holdings, Inc.        Company
Call Center (Sitel)
Professionals - Bankruptcy                                        120           120
Consulting Fees
Gas Systems & IT Infrastructure (Wipro)
Customer Incentives (air miles, etc.)
Customer Letters & Bill Print (SFI)
AGL Billing Systems (Partnersolve)
Collections(RM Services)
IT Support for risk systems (Zenax)
Customer Database Systems (Zac )
Lockbox Fees (First Union)                                          1             1
Billing & Reconciliations (Diversified)
Churn Mitigation(AGL)
Supplies & Misc
Rent                                                               27            27
Insurance
Utilities (Heat, Hydro, Phone, etc.)                                1             1
Customer Refunds
Customer Refunds (Outstanding)
Contingency for any above item(s) (15%)
Billing/Customer Support (IBM)
Payroll
Power
Gas
Storage & Pipelines
Transportation & Distribution (AGL)
Transportation & Distribution (Texas)
Collateral Payments
    -  Security Deposits
T&E Reimbursements
State Tax Payments                                                 67            67
Enron payments
Class 7 claims
-----------------------------------------------------------------------------------
Total Outflows                                                    216           216
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Net Cash Flows                                                   (125)
-----------------------------------------------------------------------------------
Closing Cash Balance                                   $       93,739
------------------------------------------------------
------------------------------------------------------

                                                                  Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from April 30, 2004 through May 31, 2004
Amounts in $000's

Accounts Receivable at Petition Date:         $       75,200


Beginning of Month Balance*  - Gross          $       13,476 (per 4/30/04 G/L)
PLUS:  Current Month New Billings                          -
LESS:  Collections During the Month                        -
                                               -------------
End of Month Balance - Gross                  $       13,476 (per 5/31/04 G/L)
Allowance for Doubtful Accounts                      (13,476)
                                               -------------

End of Month Balance - Net of Allowance       $            -
                                              ==============

               Note: The accounts receivable aging below relates only to
                     deliveries to customers subsequent to the June 11, 2002 petition date.




                     AR Aging for Post Petition Receivables

                     Current           > 30 days       > 60 days         Total
                     ---------------------------------------------------------
                     $     -           $       -        $    111        $  111

                                                                  Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from April 30, 2004 through May 31, 2004
Amounts in $000's


See attached System Generated A/P reports as of 5/31/04 (Attachments 2A and 2B)


Beginning of Period Balance               $           30 (per 4/30/04 G/L)
PLUS:  New Indebtedness Incurred                      32
LESS:  Amounts Paid on A/P                           (33)
                                          --------------
End of Month Balance                      $           28 (per 5/31/04 G/L)
                                          ==============

                            The New Power Company                    Exhibit 2A
                            Vendor Balance Detail
                              As of May 31, 2004




                                                      Type               Date           Amount             Balance
                                                      ------------------------------------------------------------
Affiliated Warehouses, Inc.                                                                                   0.00
                                                      Bill             05/04/2004        1,000.33         1,000.33
                                                      Bill Pmt -Check  05/04/2004       -1,000.33             0.00
                                                                                        ---------         --------
Total Affiliated Warehouses, Inc.                                                            0.00             0.00

Arnold & Porter                                                                                           1,270.25
Total Arnold & Porter                                                                                     1,270.25

AT& T Wireless                                                                                                0.00

                                                      Bill             05/17/2004           44.93            44.93
                                                      Bill Pmt -Check  05/17/2004          -44.93             0.00
                                                                                        ---------         --------
Total AT& T Wireless                                                                         0.00             0.00

AT&T                                                                                                         64.35
Total AT&T                                                                                                   64.35

Bracewell Patterson                                                                                       1,533.30
                                                      Against Retainer 05/17/2004       -1,058.30           475.00
                                                      Bill Pmt -Check  05/17/2004            0.00           475.00
                                                      Against Retainer 05/17/2004         -475.00             0.00
                                                                                        ---------        ---------
Total Bracewell Patterson                                                               -1,533.30             0.00

Carroll & Gross                                                                                          22,814.73
Total Carroll & Gross                                                                                    22,814.73

D'Arcangelo & Co. LLP                                                                                     4,614.50
Total D'Arcangelo & Co. LLP                                                                               4,614.50

IKON Office Solutions                                                                                         0.00
                                                      Bill             05/04/2004          137.80           137.80
                                                      Bill Pmt -Check  05/04/2004         -137.80             0.00
                                                      Bill             05/28/2004          137.80           137.80
                                                      Bill Pmt -Check  05/28/2004         -137.80             0.00
                                                                                        ---------        ---------
Total IKON Office Solutions                                                                  0.00             0.00

John and Alice Chen   0.00
                                                      Bill             05/17/2004       25,200.00        25,200.00
                                                      Bill Pmt -Check  05/17/2004      -25,200.00             0.00
                                                                                        ---------        ---------
Total John and Alice Chen                                                                    0.00             0.00

Kaster Moving Co. Inc.                                                                                        0.00
                                                      Bill             05/28/2004          429.90           429.90
                                                      Bill Pmt -Check  05/28/2004         -429.90             0.00
                                                                                        ---------        ---------
Total Kaster Moving Co. Inc.                                                                 0.00             0.00

King and Spalding                                                                                             0.00
                                                      Bill             05/28/2004        2,468.87         2,468.87
                                                      Bill Pmt -Check  05/28/2004       -2,468.87             0.00
                                                                                        ---------        ---------
Total King and Spalding                                                                      0.00             0.00


                                                                   Page 1 of 3

                            The New Power Company                    Exhibit 2A
                            Vendor Balance Detail
                              As of May 31, 2004




                                                      Type               Date           Amount             Balance
                                                      ------------------------------------------------------------
Leboeuf, Lamb, Greene & Macrae                                                                                0.86
Total Leboeuf, Lamb, Greene & Macrae                                                                          0.86

Morris, Manning & martin, LLP                                                                                 0.00
                                                      Bill             05/04/2004          216.00           216.00
                                                      Bill Pmt -Check  05/04/2004         -216.00             0.00
                                                                                        ---------        ---------
Total Morris, Manning & martin, LLP                                                          0.00             0.00

Ms. Patricia Foster                                                                                           0.00
                                                      Bill             05/04/2004          185.42           185.42
                                                      Bill Pmt -Check  05/04/2004         -185.42             0.00
                                                                                        ---------        ---------
Total Ms. Patricia Foster                                                                    0.00             0.00

Poorman-Douglas Corporation                                                                                   0.00
                                                      Bill             05/17/2004        1,086.52         1,086.52
                                                      Bill Pmt -Check  05/17/2004       -1,086.52             0.00
                                                                                        ---------        ---------
Total Poorman-Douglas Corporation                                                            0.00             0.00

Scherers Conferencing                                                                                         0.00
                                                      Bill             05/17/2004           26.60            26.60
                                                      Bill Pmt -Check  05/17/2004          -26.60             0.00
                                                      Bill             05/28/2004           35.46            35.46
                                                      Bill Pmt -Check  05/28/2004          -35.46             0.00
                                                                                        ---------        ---------
Total Scherers Conferencing                                                                  0.00             0.00

SNET                                                                                                          0.00
                                                      Bill             05/17/2004          206.93           206.93
                                                      Bill             05/17/2004          453.03           659.96
                                                      Bill Pmt -Check  05/17/2004         -206.93           453.03
                                                      Bill Pmt -Check  05/17/2004         -453.03             0.00
                                                                                        ---------        ---------
Total SNET                                                                                   0.00             0.00

Sonara Carvalho                                                                                               0.00
                                                      Bill             05/04/2004          165.00           165.00
                                                      Bill Pmt -Check  05/04/2004         -165.00             0.00
                                                      Bill             05/28/2004          165.00           165.00
                                                      Bill Pmt -Check  05/28/2004         -165.00             0.00
                                                                                        ---------        ---------
Total Sonara Carvalho                                                                        0.00             0.00

Sutherland Asbill & Brennan, LLC                                                                           -208.11
Total Sutherland Asbill & Brennan, LLC                                                                     -208.11
                                                                                        ---------        ---------

TOTAL                                                                                   -1,533.30        28,556.58
                                                                                        =========        =========


           Balance at April 30, 2004                                                                     30,089.88
           New Invoices                                                                                  31,959.59
           Invoices Paid                                                                                (33,492.89)


                                                                   Page 2 of 3

                            The New Power Company                    Exhibit 2A
                            Vendor Balance Detail
                              As of May 31, 2004



                                                      Type               Date           Amount             Balance
                                                      ------------------------------------------------------------

           Balance at May 31, 2004                                                                       28,556.58
                                                                                                         =========

                                                                   Exhibit 2B
                            The New Power Company
                             Unpaid Bills Detail
                              As of May 31, 2004


                                                      Type         Date            Num      Open Balance
                                                      --------------------------------------------------
Arnold & Porter
                                                      Bill      10/14/2003    Inv. 1065562    1,270.25
                                                                                             ---------
Total Arnold & Porter                                                                         1,270.25

AT&T
                                                      Bill      06/30/2003                       64.35
                                                                                             ---------
Total AT&T                                                                                       64.35

Carroll & Gross
                                                      Bill      06/30/2003                   22,814.73
                                                                                             ---------
Total Carroll & Gross                                                                        22,814.73

D'Arcangelo & Co. LLP
                                                      Bill      11/21/2003    Inv. 11023      4,614.50
                                                                                             ---------
Total D'Arcangelo & Co. LLP                                                                   4,614.50

Leboeuf, Lamb, Greene & Macrae
                                                      Bill      10/14/2003                        0.86
                                                                                             ---------
Total Leboeuf, Lamb, Greene & Macrae                                                              0.86

Sutherland Asbill & Brennan, LLC
                                                      Credit    07/08/2003                     -208.11
                                                                                             ---------
Total Sutherland Asbill & Brennan, LLC                                                         -208.11
                                                                                             ---------
TOTAL                                                                                        28,556.58
                                                                                             =========

                                                                 Attachment 3


NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from April 30, 2004 through May 31, 2004
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date         $ 15,587


Inventory at Beginning of Period           $       - (per 4/30/04 G/L)
PLUS:  Inventrory Purchased                        - (per daily cash report)
LESS:  Inventory Used or Sold                      -
                                           ---------

End of Month Balance                       $       - (per 5/31/04 G/L)
                                           =========


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report

Book Value at Petition Date                $ 1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period        $       -
Less:  Depreciation Expense                        -
Less:  Dispositions                                -
Add:  Purchases                                    -
                                           ---------

Fixed Assets at End of Period              $       -
                                           =========

                                                                  Attachment 4
                                                                  Page 1 of 14





Name of Debtor :              NewPower Holdings Inc.
Case # :                      02-10835
Reporting Period:             5/01/2004-5/31/2004

Name of Bank:                 JP Morgan Chase
Branch:                       New York ABA # 021000021
Account Name:                 The New Power Company
Account Number:
Purpose of Account:           Concentration Account

Beginning Balance             $          93,881,125.19
Total Deposits                $              61,990.06
Total Payments                $             202,811.78
Closing Balance               $          93,740,303.47
Service Charges               $                 587.24

First Check issued this Period                           N/A
Last Check issued this Period                            N/A
Total # of checks issued this Period                     N/A

                                                                  Attachment 4
                                                                  Page 2 of 14





Name of Debtor :              NewPower Holdings Inc.
Case # :                      02-10835
Reporting Period:             5/01/2004-5/31/2004

Name of Bank:                 JP Morgan Chase
Branch:                       Syracuse, NY
Account Name:                 The New Power Company
Account Number:
Purpose of Account:           Controlled Disbursements (A/P)

Beginning Balance                                 $0.00
Total Deposits                              $215,145.85
Total Payments                              $215,145.85
Closing Balance                                   $0.00
Service Charges               N/A

First Check issued this Period                           200519
Last Check issued this Period                            200535
Total # of checks issued this Period                         17

                                                                  Attachment 4
                                                                  Page 3 of 14





Name of Debtor :              NewPower Holdings Inc.
Case # :                      02-10835
Reporting Period:             5/01/2004-5/31/2004

Name of Bank:                 JP Morgan Chase
Branch:                       Syracuse, NY
Account Name:                 NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:           Controlled Disbursements (Customer Refunds)

Beginning Balance                      $0.00
Total Deposits                        $78.97
Total Payments                        $78.97
Closing Balance                        $0.00
Service Charges               N/A

First Check issued this Period                  NA
Last Check issued this Period                   NA
Total # of checks issued this Period            NA

                                                                  Attachment 4
                                                                  Page 4 of 14





Name of Debtor :              NewPower Holdings Inc.
Case # :                      02-10835
Reporting Period:             5/01/2004-5/31/2004

Name of Bank:                 JP Morgan Chase
Branch:                       New York ABA # 021000021
Account Name:                 NewPower ACH Account
Account Number:
Purpose of Account:           ACH (T&E)

Beginning Balance                      $0.00
Total Deposits                         $0.00
Total Payments                         $0.00
Closing Balance                        $0.00
Service Charges               N/A

First Check issued this Period                  N/A
Last Check issued this Period                   N/A
Total # of checks issued this Period            N/A


                                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 5 of 14





Name of Debtor :              NewPower Holdings Inc.
Case # :                      02-10835
Reporting Period:             5/01/2004-5/31/2004

Name of Bank:                 First Union/ Wachovia
Branch:                       Herndon, VA  ABA # 051400549
Account Name:                 The New Power Company
Account Number:
Purpose of Account:           Natural Gas Collections

Beginning Balance                        $0.00
Total Deposits                           $0.00
Total Payments                           $0.00
Closing Balance                          $0.00
Service Charges               N/A

First Check issued this Period                  N/A
Last Check issued this Period                   N/A
Total # of checks issued this Period            N/A


                                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 6 of 14





Name of Debtor :              NewPower Holdings Inc.
Case # :                      02-10835
Reporting Period:             5/01/2004-5/31/2004

Name of Bank:                 First Union/ Wachovia
Branch:                       Charlotte, NC ABA # 053000219
Account Name:                 The New Power Company
Account Number:
Purpose of Account:           Power/ IBM Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges                         $0.00

First Check issued this Period                   N/A
Last Check issued this Period                    N/A
Total # of checks issued this Period             N/A


                              ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 7 of 14





Name of Debtor :              NewPower Holdings Inc.
Case # :                      02-10835
Reporting Period:             5/01/2004-5/31/2004

Name of Bank:                 JP Morgan Chase
Branch:                       New York ABA # 021000021
Account Name:                 NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:           Payroll

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges                N/A

First Check issued this Period                  N/A
Last Check issued this Period                   N/A
Total #of checks issued this Period             N/A


                              ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 8 of 14





Name of Debtor :              NewPower Holdings Inc.
Case # :                      02-10835
Reporting Period:             5/01/2004-5/31/2004

Name of Bank:                 JP Morgan Chase
Branch:                       New York ABA # 021000021
Account Name:                 NewPower Enron Segregated A/C
Account Number:
Purpose of Account:           Concentration Account

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges               N/A

First Check issued this Period                  N/A
Last Check issued this Period                   N/A
Total # of checks issued this Period            N/A


                                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 9 of 14





Name of Debtor :              NewPower Holdings Inc.
Case # :                      02-10835
Reporting Period:             5/01/2004-5/31/2004

Name of Bank:                 Royal Bank of Canada
Branch:                       Ontario Transit # 00192
Account Name:                 The New Power Company
Account Number:
Purpose of Account:           CAN$ Operating A/C

Beginning Balance                  $0.00 CAN$
Total Deposits
Total Payments                     $0.00
Closing Balance                    $0.00
Service Charges               $       -

First Check issued this Period                  NA
Last Check issued this Period                   NA
Total # of checks issued this Period             0


                                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 10 of 14





Name of Debtor :              NewPower Holdings Inc.
Case # :                      02-10835
Reporting Period:             5/01/2004-5/31/2004

Name of Bank:                 First Union/ Wachovia
Branch:                       Charlotte, NC ABA # 053000219
Account Name:                 The New Power Company
Account Number:
Purpose of Account:           Power/AES Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges               N/A

First Check issued this Period                  N/A
Last Check issued this Period                   N/A
Total # of checks issued this Period            N/A


                                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 11 of 14





Name of Debtor :              NewPower Holdings Inc.
Case # :                      02-10835
Reporting Period:             5/01/2004-5/31/2004

Name of Bank:                 Royal Bank of Canada
Branch:                       Ontario Transit # 00192
Account Name:                 The New Power Company
Account Number:
Purpose of Account:           US$ A/C

Beginning Balance                         $0.00
Total Deposits                            $0.00
Total Payments                            $0.00
Closing Balance                           $0.00
Service Charges               N/A

First Check issued this Period                  N/A
Last Check issued this Period                   N/A
Total # of checks issued this Period            N/A


                                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 12 of 14





Name of Debtor :              NewPower Holdings Inc.
Case # :                      02-10835
Reporting Period:             5/01/2004-5/31/2004

Name of Bank:                 JP Morgan Chase
Branch:                       New York ABA # 021000021
Account Name:                 The New Power Company
Account Number:
Purpose of Account:           WildCard ATM Settlement

Beginning Balance                        $0.00
Total Deposits                           $0.00
Total Payments                           $0.00
Closing Balance                          $0.00
Service Charges               N/A

First Check issued this Period                  N/A
Last Check issued this Period                   N/A
Total # of checks issued this Period            N/A


                                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 13 of 14





Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              5/01/2004-5/31/2004

Name of Bank:                  JP Morgan Chase
Branch:                        Syracuse, NY
Account Name:                  NewPower Holdings, Inc.
Account Number:
Purpose of Account:            Controlled Disbursements (A/P)

Beginning Balance                        $0.00
Total Deposits                           $0.00
Total Payments                           $0.00
Closing Balance                          $0.00
Service Charges                N/A

First Check issued this Period                  None
Last Check issued this Period                   None
Total # of checks issued this Period            None


                                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 14 of 14





Name of Debtor :              NewPower Holdings Inc.
Case # :                      02-10835
Reporting Period:             5/01/2004-5/31/2004

Name of Bank:                 Credit Suisse Asset Management
Branch:                       466 Lexington Ave.  NY, NY 10017-3140
Account Name:                 NewPower Holdings, Inc.
Account Number:
Purpose of Account:           Short Term Cash Mgmt Portfolio

Beginning Balance                               $0.00
Total Deposits                                  $0.00
Total Payments                                  $0.00
Closing Balance                                 $0.00
Service Charges               N/A

First Check issued this Period                           N/A
Last Check issued this Period                            N/A
Total # of checks issued this Period                     N/A


                              ACCOUNT CLOSED

       Num              Date                         Name                      Paid Amount
------------------------------------------------------------------------------------------
200519               05/04/2004            Delaware Secretary of State         66,000.00
200520               05/04/2004            Affiliated Warehouses, Inc.         1,000.33
200521               05/04/2004            Sonara Carvalho                     165.00
200522               05/04/2004            Ms. Patricia Foster                 185.42
200523               05/04/2004            Morris, Manning & martin, LLP       216.00
200524               05/04/2004            IKON Office Solutions               137.80
200525               05/17/2004            John and Alice Chen                 25,200.00
200526               05/17/2004            SNET                                206.93
200527               05/17/2004            Poorman-Douglas Corporation         1,086.52
200528               05/17/2004            AT& T Wireless                      44.93
200529               05/17/2004            Scherers Conferencing               26.60
200530               05/17/2004            SNET                                453.03
200531               05/28/2004            Scherers Conferencing               35.46
200532               05/28/2004            Sonara Carvalho                     165.00
200533               05/28/2004            Kaster Moving Co. Inc.              429.90
200534               05/28/2004            IKON Office Solutions               137.80
200535               05/28/2004            King and Spalding                   2,468.87

                                                                Attachment 6


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from April 30, 2004 through May 31, 2004
Amounts in $000's

Taxes Paid During the Month
---------------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.


Taxes Owed and Due
------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

                                                                Attachment 7A


NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from April 30, 2004 through May 31, 2004
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------
                                                      Full Time  Part Time
# of Employees at beginning of period                                    1
# hired during the period                                      -         -
# terminated/resigned during period                            -         -
                                                     ---------------------
# employees on payroll - end of period                         0         1
                                                     =====================

# of employees on temporary consulting assignments                       1

Confirmation of Insurance
-------------------------

See supplemental attachment.*

* Omitted

                                                                  Attachment 7B
                                                                 (Supplemental)



                            Payments made to insiders 5/01/04 -5/31/04


Payments are in gross amts





                Title              Amount        Date         Type

FOSTER, MARY    President & CEO  $  7,291.67    5/15/2004 Salary for pay period 5/01 - 5/15
                                 $  7,291.67    5/31/2004 Salary for pay period 5/16 - 5/31
                                 ----------
                                 $14,583.34
                                 ==========


                                                                   Attachment 8


NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from April 30, 2004 through May 31, 2004

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